EXXON MOBIL CORPORATION	EXHIBIT 99.2

1Q14 INVESTOR RELATIONS DATA SUMMARY (PAGE 1 of 4)

Earnings, $M	1Q14	4Q13	3Q13	2Q13	1Q13
Upstream
United States	1,244	1,186	1,050	1,096	859
Non-U.S.	6,539	5,600	5,663	5,209	6,178
Total	7,783	6,786	6,713	6,305	7,037
Downstream
United States	623	597	315	248	1,039
Non-U.S.	190	319	277	148	506
Total	813	916	592	396	1,545
Chemical
United States	679	808	680	515	752
Non-U.S.	368	102	345	241	385
Total	1,047	910	1,025	756	1,137

Corporate and financing	(543)	(262)	(460)	(597)	(219)
Net income attributable to ExxonMobil (U.S. GAAP)	9,100	8,350	7,870	6,860	9,500

Earnings per common share (U.S. GAAP)	2.10	1.91	1.79	1.55	2.12
Earnings per common share
- assuming dilution (U.S. GAAP)	2.10	1.91	1.79	1.55	2.12

Capital and Exploration Expenditures, $M
Upstream
United States	2,092	2,098	2,314	2,643	2,090
Non-U.S.	5,172	6,534	7,161	6,634	8,757
Total	7,264	8,632	9,475	9,277	10,847
Downstream
United States	228	264	207	221	259
Non-U.S.	312	409	349	354	350
Total	540	673	556	575	609
Chemical
United States	397	369	282	198	114
Non-U.S.	233	248	227	192	202
Total	630	617	509	390	316
Other	2	2	6	2	3

Total Capital and Exploration Expenditures	8,436	9,924	10,546	10,244	11,775

Exploration Expense Charged to Income, $M
Consolidated	- United States	35	70	129	69	127
- Non-U.S.	280	518	355	384	316
Non-consolidated - ExxonMobil share	- United States	1	15	2	1	1
- Non-U.S.	22	109	108	223	1
Exploration Expenses Charged to Income Included Above	338	712	594	677	445

Effective Income Tax Rate, %	45%	46%	48%	51%	46%

Common Shares Outstanding (millions)
At quarter end	4,294	4,335	4,369	4,402	4,446
Average - assuming dilution	4,328	4,361	4,395	4,433	4,485

Total Cash and Cash Equivalents ($G)[1]	5.8	4.9	5.7	5.0	6.6

Total Debt ($G)	21.4	22.7	21.3	19.4	13.4

Cash Flow from Operations and Asset Sales ($G)
Net cash provided by operating activities	15.1	10.2	13.4	7.7	13.6
Proceeds associated with asset sales	1.1	1.8	0.2	0.3	0.4
Cash flow from operations and asset sales	16.2	12.0	13.6	8.0	14.0

1 Includes restricted cash of $0.2G in 1Q14, $0.3G in 4Q13, $0.4G in 3Q13, $0.4G in 2Q13, and $0.4G in 1Q13.

EXXON MOBIL CORPORATION

1Q14 INVESTOR RELATIONS DATA SUMMARY (PAGE 2 of 4)

Supplemental Information (continued)

Net production of crude oil, natural gas	1Q14	4Q13	3Q13	2Q13	1Q13
liquids, bitumen and synthetic oil, kbd
United States	442	446	423	419	435
Canada / South America	315	320	273	264	264
Europe	195	194	175	197	195
Africa	480	455	497	472	453
Asia	666	775	778	778	804
Australia / Oceania	50	45	53	52	42
Total liquids production	2,148	2,235	2,199	2,182	2,193

Natural gas production available for sale, mcfd
United States	3,412	3,455	3,557	3,581	3,590
Canada / South America	336	365	370	347	328
Europe	3,465	3,508	2,210	2,836	4,473
Africa	7	4	6	5	9
Asia	4,519	4,273	4,357	4,174	4,515
Australia / Oceania	277	282	414	411	298
Total natural gas production available for sale	12,016	11,887	10,914	11,354	13,213

Total worldwide liquids and gas production, koebd	4,151	4,216	4,018	4,074	4,395

Refinery throughput, kbd
United States	1,811	1,823	1,896	1,745	1,810
Canada	378	387	451	435	430
Europe	1,432	1,310	1,496	1,400	1,394
Asia Pacific	702	744	810	771	790
Other Non-U.S.	186	188	194	115	152
Total refinery throughput	4,509	4,452	4,847	4,466	4,576

Petroleum product sales, kbd
United States	2,605	2,712	2,667	2,525	2,532
Canada	488	472	477	470	436
Europe	1,513	1,458	1,543	1,527	1,460
Asia Pacific	762	882	903	835	894
Other Non-U.S.	449	470	441	408	433
Total petroleum product sales	5,817	5,994	6,031	5,765	5,755

Gasolines, naphthas	2,401	2,533	2,455	2,327	2,355
Heating oils, kerosene, diesel	1,865	1,881	1,887	1,791	1,792
Aviation fuels	428	443	482	469	453
Heavy fuels	429	416	419	431	460
Specialty products	694	721	788	747	695
Total petroleum product sales	5,817	5,994	6,031	5,765	5,755

Chemical prime product sales, kt
United States	2,392	2,486	2,469	2,360	2,364
Non-U.S.	3,736	3,591	3,776	3,471	3,546
Total chemical prime product sales	6,128	6,077	6,245	5,831	5,910

EXXON MOBIL CORPORATION

1Q14 INVESTOR RELATIONS DATA SUMMARY (PAGE 3 of 4)

Supplemental Information (continued)

Earnings Factor Analysis, $M	1Q14 vs. 1Q13	1Q14 vs. 4Q13
Upstream
Prior Period	7,037	6,786
Realization	410	540
Volume / Mix	20	650
Other	320	-190
Current Period	7,783	7,783
Downstream
Prior Period	1,545	916
Margin	-740	40
Volume / Mix	80	-170
Other	-70	30
Current Period	813	813
Chemical
Prior Period	1,137	910
Margin	-90	40
Volume / Mix	40	10
Other	-40	90
Current Period	1,047	1,047

Upstream Volume Factor Analysis, KOEBD
Prior Period	4,395	4,216
United Arab Emirates Onshore Concession Expiry	-118	-110
Entitlements - Net Interest	-3	-
Entitlements - Price / Spend	-49	-70
Quotas	-	-
Divestments	-20	-10
Net Growth	-54	125
Current Period	4,151	4,151

Sources and Uses of Funds ($G)	1Q14
Beginning Cash	4.9
Earnings	9.1
Depreciation	4.2
Working Capital / Other	1.8
Proceeds Associated with Asset Sales	1.1
Additions to PP&E	-7.3
Shareholder Distributions	-5.7
Additional Financing / Investing	-2.3
Ending Cash	5.8

Notes:

The 1Q14 beginning and ending balances include restricted cash of $0.3G and $0.2G, respectively.

EXXON MOBIL CORPORATION

1Q14 INVESTOR RELATIONS DATA SUMMARY (PAGE 4 of 4)

Supplemental Information (continued)

Average Realization Data	1Q14	4Q13	3Q13	2Q13	1Q13
United States
ExxonMobil
Crude ($/b)	93.18	91.75	101.73	95.97	98.05
Natural Gas ($/kcf)	4.78	3.42	3.31	3.95	3.21

Benchmarks
WTI ($/b)	98.75	97.38	105.80	94.12	94.29
ANS-WC ($/b)	105.74	104.67	110.52	104.52	111.02
Henry Hub ($/mbtu)	4.95	3.60	3.58	4.10	3.34

Non-U.S.
ExxonMobil
Crude ($/b)	101.54	101.79	106.72	98.60	105.36
Natural Gas ($/kcf)	10.59	9.93	9.49	9.74	10.49
European NG ($/kcf)	10.36	10.31	10.26	10.09	10.52

Benchmarks
Brent ($/b)	108.22	109.27	110.36	102.44	112.55

The above numbers reflect ExxonMobil’s current estimate of volumes and realizations given data available as of the end of the first quarter of 2014.  Volumes and realizations may be adjusted when full statements on joint venture operations are received from outside operators.  ExxonMobil management assumes no duty to update these estimates.